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                                                                [Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       October 18, 2001 (October 18, 2001)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    1-9076                13-3295276
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  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

         Registrant's press release dated October 18, 2001, reporting Registrant's third quarter 2001 results, is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

(c)      Exhibits.
         ---------

         20.   Press release of Registrant dated October 18, 2001.


                                    SIGNATURE

                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FORTUNE BRANDS, INC.
                                       ---------------------
                                                (Registrant)



                                       By   /s/ C. P. Omtvedt
                                           --------------------------------
                                           C. P. Omtvedt
                                           Senior Vice President and
                                             Chief Financial Officer

Date:  October 18, 2001


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                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


20.  Press release of Registrant dated
     October 18, 2001.